EXHIBIT 10.1
AMENDMENT NO. 8 TO CONSIGNMENT AGREEMENT
THIS AMENDMENT NO. 8 TO CONSIGNMENT AGREEMENT (this “Amendment”) is made as of October 1, 2013, by and among CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank (the “PM Lender”); CIBC WORLD MARKETS INC., an Ontario corporation and subsidiary of the PM Lender (the “Copper Lender” and together with the PM Lender, the “Metal Lenders”); MATERION CORPORATION (f/k/a Brush Engineered Materials Inc.), an Ohio corporation (“BEM”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC. (f/k/a Williams Advanced Materials Inc.), a New York corporation (“WAM”); MATERION TECHNICAL MATERIALS INC. (f/k/a Technical Materials, Inc.), an Ohio corporation (“TMI”); MATERION BRUSH INC. (f/k/a Brush Wellman Inc.), an Ohio corporation (“BWI”); MATERION TECHNOLOGIES INC. (f/k/a Zentrix Technologies Inc.), an Arizona corporation (“ZTI”); MATERION BREWSTER LLC (f/k/a Williams Acquisition, LLC), a New York limited liability company d/b/a Pure Tech (“Pure Tech”); MATERION PRECISION OPTICS AND THIN FILM COATINGS CORPORATION (f/k/a Thin Film Technology, Inc.), a California corporation (“TFT”); MATERION LARGE AREA COATINGS LLC (f/k/a Techni-Met, LLC), a Delaware limited liability company (“TML”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. (f/k/a Academy Corporation), a New Mexico corporation (“AC”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES LLC (f/k/a Academy Gallup, LLC), a New Mexico limited liability company (“AG”); and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Lenders of a Joinder Agreement under the Consignment Agreement (as defined below). BEM, WAM, TMI, BWI, ZTI, Pure Tech, TFT, TML, AC, AG and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”.

WITNESSETH:

WHEREAS, the Metal Lenders and the Customers are parties to a certain Consignment Agreement, dated as of October 2, 2009, as amended by that certain (i) Amendment No. 1 to Consignment Agreement, dated as of March 10, 2010, (ii) Omnibus Amendment to Metal Documents, dated as of June 10, 2010, (iii) Amendment No. 3 to Consignment Agreement, dated as of September 30, 2010, (iv) Amendment No. 4 to Consignment Agreement, dated as of November 10, 2010, (v) Amendment No. 5 to Consignment Agreement, dated as of March 7, 2011, (vi) Amendment No. 6 to Consignment Agreement, dated as of September 13, 2011, and (vii) Amendment No. 7 to Consignment Agreement, dated as of August 24, 2012 (as amended, the “Consignment Agreement”); and
WHEREAS, the parties hereto desire to amend the Consignment Agreement as set forth herein;
NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. Initially capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Consignment Agreement.
2.    Amendments.
(a)    The definition of “Maturity Date” appearing in Section 1 of the Consignment Agreement is hereby amended and restated in its entirety to read as follows:

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“Maturity Date” means September 30, 2014. Any obligations of the Customers under this Agreement that are not paid when due on or before the Maturity Date shall remain subject to the provisions of this Agreement until all Obligations are paid and performed in full.
(b)    The definition of “Senior Credit Agreement” appearing in Section 1 of the Consignment Agreement is hereby amended and restated in its entirety to read as follows:
“Senior Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of June 20, 2013, among BEM, Materion Advanced Materials Technologies and Services Netherlands B.V., the other foreign Subsidiary borrowers party thereto from time to time, certain lenders party thereto from time to time, and JPMorgan Chase, N.A., as administrative agent, as may be amended, restated or supplemented, or refinanced or otherwise replaced from time to time. If the Senior Credit Agreement is hereafter amended, refinanced or otherwise replaced (including, without limitation, with an unsecured credit facility), the parties hereto shall negotiate in good faith to make appropriate modifications to this Agreement acceptable to the parties hereto, such that the applicable representations, warranties, agreements, covenants and Events of Default herein conform to their corresponding provisions of such amended, refinanced or replaced credit facility; provided, however, that the Metal Lenders will not be required to make any such modifications to the extent they would cause the Metal Lenders to surrender, release or otherwise compromise its security interest in the Collateral.
(c)    The various Schedules to the Consignment Agreement are hereby amended and restated in their entirety to read as set forth in Annex I hereto.
3.    Representations and Warranties. To induce the Metal Lenders to enter into this Amendment, each Customer hereby represents and warrants to the Metal Lenders that: (a) such Customer has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby; (b) the making and performance by such Customer of this Amendment do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Customer and constitutes the legal, valid and binding obligation of such Customer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, after giving effect to this Amendment, no Default or Event of Default exists under the Consignment Agreement.
4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.
5.    Integration of Amendment into Consignment Agreement. The Consignment Agreement, as amended hereby, together with the other Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Consignment Agreement. All prior

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or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Consignment Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Consignment Agreement, as amended hereby. The Consignment Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Lenders. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Consignment Agreement or in connection therewith. Except as amended hereby, the Consignment Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.
6.    Expenses. The Customers covenant and agree jointly and severally to pay all reasonable out-of-pocket expenses, costs and charges incurred by the Metal Lenders (including reasonable fees and disbursement of counsel) in connection with the review and implementation of this Amendment.
7.    Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

CUSTOMERS:
MATERION CORPORATION By: /s/ Michael C. Hasychak Michael C. Hasychak Vice President, Treasurer and Secretary	MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC. By: /s/ Michael C. Hasychak Michael C. Hasychak Vice President, Treasurer and Secretary
MATERION TECHNICAL MATERIALS INC. By: /s/ Michael C. Hasychak Michael C. Hasychak Vice President, Treasurer and Secretary	MATERION BRUSH INC. By: /s/ Michael C. Hasychak Michael C. Hasychak Vice President, Treasurer and Secretary
MATERION TECHNOLOGIES INC. By: /s/ Michael C. Hasychak Michael C. Hasychak Chief Financial Officer and Secretary	MATERION BREWSTER LLC By: /s/ Michael C. Hasychak Michael C. Hasychak Treasurer
MATERION PRECISION OPTICS AND THIN FILM COATINGS CORPORATION By: /s/ Gary W. Schiavoni Gary W. Schiavoni Secretary	MATERION LARGE AREA COATINGS LLC By: /s/ Gary W. Schiavoni Gary W. Schiavoni Asst. Secretary and Asst. Treasurer
MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. By:/s/ Gary W. Schiavoni Gary W. Schiavoni Asst. Secretary and Asst. Treasurer	MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES LLC By: /s/ Donald G. Klimkowicz Donald G. Klimkowicz Manager
METAL LENDERS:

CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ Dominic Sorresso Name: Dominic Sorresso Title: Authorized Signatory	CIBC WORLD MARKETS INC. By: /s/ Dominic Sorresso Name: Dominic Sorresso Title: Authorized Signatory

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ANNEX I
AMENDED AND RESTATED SCHEDULES
(Some Information Provided for Informational Purposes Only)

SCHEDULE 1
APPROVED LOCATIONS

Approved Domestic Locations
Materion Advanced Materials Technologies and Services Inc. (f/k/a Williams Advanced Materials Inc.) 2978 Main Street Buffalo, New York 14214	Materion Technical Materials Inc. (f/k/a Technical Materials, Inc.) 5 Wellington Road Lincoln, Rhode Island 02865
Materion Advanced Materials Technologies and Services Inc. (f/k/a Williams Advanced Materials Inc.) 2080 Lockport Road Wheatfield, New York 14304	Materion Large Area Coatings LLC (f/k/a Techni-Met, LLC) 300 Lamberton Road Windsor, Connecticut 06095
Materion Brewster LLC (f/k/a Williams Acquisition, LLC) 42 Mt. Ebo Road South Brewster, New York 10509	Materion Large Area Coatings LLC (f/k/a Techni-Met, LLC) 30 East Newberry Rd. Bloomfield, Connecticut 06002
Materion Precision Optics and Thin Film Coatings LLC (f/k/a Thin Film Technology, Inc.) 153 Industrial Way Buellton, CA 93427	Cerac, inc. (a Materion Advanced Materials Technologies and Services site) 404-407 N. 13th St. and 1316 W. St. Paul St. Milwaukee, Wisconsin 53233
Materion Technologies Inc. (f/k/a Zentrix Technologies Inc.) Newburyport Industrial Park 22 Graf Road Newburyport, Massachusetts 01950	Materion Advanced Materials Technologies and Services Inc. (f/k/a Williams Advanced Materials Inc.) 3500 Thomas Rd, Suite C Santa Clara, California 95054
Materion Brush Inc. (f/ka/ Brush Wellman Inc.) 14710 W. Portage River South Rd. Elmore, Ohio 43416-9502	Materion Brush Inc. (f/ka/ Brush Wellman Inc.) 27555 College Park Drive Warren, Michigan 48088
Materion Advanced Materials Technologies and Services Corp. (f/k/a Academy Corporation) 6905 Washington Avenue NE Albuquerque, New Mexico 87109	Materion Advanced Materials Technologies and Services Corp. (f/k/a Academy Corporation) 5531 Midway Park Place NE Albuquerque, New Mexico 87109
Materion Advanced Materials Technologies and Services Corp. (f/k/a Academy Corporation) 5520 Midway Park Place NE Albuquerque, New Mexico 87109	Materion Advanced Materials Technologies and Services Corp. (f/k/a Academy Corporation) 5941 Midway Park Place NE Albuquerque, New Mexico 87109

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Materion Advanced Materials Technologies and Services LLC (f/k/a Academy Gallup, LLC) 1257 North Highway 491 Gallup, New Mexico 87301
Approved Foreign Locations
Materion Advanced Materials Technologies and Services Far East Pte. Ltd. (f/k/a Williams Advanced Materials Far East PTE Ltd.) 110 Paya Lebar Road #02-01 Singapore Warehouse Singapore 409009	Materion Czech S.R.O. (f/k/a OMC Scientific, Czech S.R.O) Prumyslova ul. 440 01 Louny Czech Republic
Materion Advanced Materials Technologies and Services Far East Pte. Ltd. (f/k/a Williams Advanced Materials Far East PTE Ltd.) 10 Arumugan Rd. Lion Industrial Bldg. Singapore Warehouse Singapore 4099957	Seagate 1 Disc Drive Springtown Industrial Estate Londonderry, Northern Ireland BT48 OBF United Kingdom
Materion Advanced Materials Technologies and Services Taiwan Co. Ltd. (f/k/a Williams Advanced Materials Technology Taiwan Co., Ltd.) No. 19 Zhongxing 1st St. Luzhu Shiang, Taoyuan County Taiwan, ROC	Materion Advanced Materials Technologies and Services Suzhou Ltd. (f/k/a Williams Advanced Materials (Suzhou) Ltd.) No. 28, Su Tong Road Suzhou Industrial Park China 215021
Materion Ireland Holdings Limited (f/k/a OMC Scientific Holdings Limited) Ballysimon Road Limerick, Ireland	Materion Advanced Materials Technologies and Services Inc. (f/k/a Williams Advanced Materials Inc.) – Philippines Bldg. 8365 Argionaut Highway Cubi Pt. Subic Bay Freeport Zone Philippines 2222
Materion Advanced Materials Technologies and Services Far East Pte. Ltd. (f/k/a Williams Advanced Materials Far East PTE Ltd.) 28 Woodlands Loop #10-00 Singapore 738308
Approved Refiners / Fabricators
Coining of America 280 Midland Avenue Saddle Brook, New Jersey 07663	Johnson Matthey Limited 130 Glidden Road Brampton, Ontario, Canada L6W 3M8
Sigmund Cohn Corp. 121 South Columbus Avenue Mount Vernon, New York 10553	Johnson Matthey Orchard Road Royston, Hertfordshire, England SG8 5HE
Sofield Mfg. 2 Main Street Ridgefield Park, New Jersey 07660	Johnson Matthey 2001 Nolte Drive West Deptford, New Jersey 08066
NuTec Metal Joining Products 12999 Plaza Drive Cleveland, Ohio 44193	Rohm & Haas Electric Materials LLC 272 Buffalo Avenue Freeport, New York 11520
BASF Catalysts, LLC 554 Engelhard Drive Seneca, South Carolina 29679	Sabin Metal Corp. 300 Pantigo Place East Hampton, New York 11937

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Heraeus Metal Processing, Inc. 13429 Alondra Blvd. Santa Fe Springs, California 90670	Seagate Technology 7801 Computer Ave. Bloomington, MN 55435
Marian, Inc. 1011 East Saint Clair Street Indianapolis, Indiana 46202	Marian, Inc. 2787 South Freeman Road Monticello, Indiana 47960
Mastermelt America LLC 319 Industrial Park Road Sweetwater, Tennessee 37847 (With a value (determined in accordance with Section 2.2 of the Agreement) not in excess of $2,000,000.)
Approved Subconsignees and Approved Subconsignee Locations
Honeywell 830 Arapaho Road Richardson, Texas 75081	International Rectifier a Hexfet America Facility 41915 Business Park Drive Temecula, California 92590
Triquint Semiconductor 500 W. Renner Road Richardson, Texas 75083-3938	International Rectifier Cardiff Road Newport South Wales, England NP10 8YJ
Triquint Semiconductor 2300 N.E. Brookwood Pkwy. Hillsboro, Oregon 97124	Hewlett Packard 1055 NE Circle Blvd. Chemical Storage Building Corvallis, OR 97330
Triquint Semiconductor 1818 Highway 441, S Apopka, Florida 32703	PPG Industries 400 Park Drive, Works #6 Carlisle, Pennsylvania 17013
PPG Industries 7400 Central Freeway Wichita Falls, Texas 76306	PPG Industries 4004 Fairview Industrial Drive SE, Works #12 Salem, Oregon 97302
Cree, Inc. 4600 Silicon Drive Durham, North Carolina 27703
Approved Storage Facility Locations
Materion Advanced Materials Technologies and Services Inc. (f/k/a Williams Advanced Materials Inc.) 2978 Main Street Buffalo, New York 14214	Materion Advanced Materials Technologies and Services Corp. (f/k/a Academy Corporation) 5531 Midway Park Place NE Albuquerque, New Mexico 87109
Materion Advanced Materials Technologies and Services Corp. (f/k/a Academy Corporation) 6905 Washington Avenue NE Albuquerque, New Mexico 87109	Materion Advanced Materials Technologies and Services Corp. (f/k/a Academy Corporation) 5941 Midway Park Place NE Albuquerque, New Mexico 87109

SCHEDULE 7.1
COLLATERAL

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The statements set forth in Section 7.1 of the Consignment Agreement are subject to the Intercreditor Agreements and any Client-Customer Arrangements.

SCHEDULE 9.12

INDEBTEDNESS

Lender	Description	Secured Assets	Amount
Credit Facilities
JP Morgan Chase	Senior Credit Agreement (including Letters of Credit and Subfacilities)	All assets	N/A
The Bank of Nova Scotia	Revolving Credit Agreement between Materion Brush GmbH and The Bank of Nova Scotia. Facility is secured through a Comfort Letter issued by Materion Corporation	All assets of Brush Wellman GmbH	N/A

Project Financing
Cleveland-Cuyahoga County Port Authority	Cleveland-Cuyahoga County Port Authority Taxable Development Revenue Bonds (Port of Cleveland Bond Fund) Series 2008A (Brush Wellman Inc. Project)	Infrastructure and equipment purchased with bond proceeds	$5,155,000
State of Ohio	State of Ohio Department of Development Research and Development Loan (Brush Wellman Inc. Project)	Infrastructure and equipment purchased with state loan proceeds	$5,000,000
Dayton-Montgomery County Port Authority	Open-End Mortgage and Security Agreement, dated as of April 1, 2011, from Materion Brush, Inc. to The Bank of New York Mellon Trust Company, N.A., for the benefit of Dayton-Montgomery County Port Authority	125,400 square foot facility located at 14710 West Portage River Road, Elmore, Ohio, and all structures additions, improvements, appurtenances and herediments on or with respect to such real estate	$2,000,000
Toledo-Lucas County Port Authority, Ohio	Open-End Mortgage and Security Agreement, dated as of April 1, 2011, from Materion Brush Inc. to The Bank of New York Mellon Trust Company, N.A., for the benefit of Toledo-Lucas County Port Authority	125,400 square foot facility located at 14710 West Portage River Road, Elmore, Ohio, and all structures additions, improvements, appurtenances and herediments on or with respect to such real estate	$6,000,000

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Lender	Description	Secured Assets	Amount
Lorain Port Authority	Variable Rate Demand Industrial Development Revenue Bond, Series 1996, Brush Wellman Project	Lorain, Ohio facility financing	$8,305,000

Hedge Agreements
JP Morgan Chase	Foreign Exchange Contracts between JP Morgan Chase and Materion Brush Inc.	All assets	Variable
Fifth Third Bank	Foreign Exchange Contracts between Fifth Third Bank and Materion Brush Inc.	All assets	Variable
Key Bank	Utility Hedge Contracts between Key Bank and Materion Corporation	All assets	Variable
RBS Citizens	Foreign Exchange Contracts between RBS Citizens and Materion Corporation	All assets	Variable
Bank of America, N.A.	Foreign Exchange Contracts between LaSalle Bank N.A. and Materion Brush Inc.	All assets	Variable
Wells Fargo Bank N.A.	Foreign Exchange Contracts between Wells Fargo Bank N.A. and Materion Brush Inc.	All assets	Variable

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Letters of Credit
JPM Reference Number	Booking Party Name	Beneficiary Name	Outstanding Amount	Issue / Advising Date
CTCS-328002	Materion Corporation	State of Wisconsin Department of Health and Family Services	$483,781.00	June 18, 2007
CTCS-623997	Materion Corporation	The Huntington National Bank	$515,500.00	June 17, 2008
CTCS-626207	Materion Corporation	The Bank of Nova Scotia	$20,000,000.00	April 26, 2005
CTCS-634321	Materion Corporation	Zurich American Insurance Company	$1,950,000.00	February 25, 2004
CTCS-634339	Materion Corporation	Dresdner Bank A.G.	$320,000.00	April 27, 2004
CTCS-634359	Materion Corporation	Utah Division of Oil, Gas and Mining	$1,398,000.00	October 21, 2004
CTCS-634364	Materion Corporation	National Union Fire Insurance Co	$173,000.00	November 5, 2004
CTCS-634379	Materion Corporation	Utah Division of Solid & Hazardous Waste	$90,207.00	February 23, 2005
CTCS-634605	Materion Corporation	Wells Fargo Bank, N.A.	$8,557,600.00	March 9, 2004
CTCS-639816	Materion Corporation	Pennsylvania Department of Environmental Protection	$320,000.00	June 2, 2005
CTCS-852654	Materion Corporation	Bank of America, N.A.	$2,000,000.00	June 15, 2010
CTCS-927360	Materion Corporation	The Bank of New York Mellon Trust	$800,000.00	April 19, 2011
CTCS-937025	Materion Corporation	Ohio Bureau Of Workers’ Compensation	$425,000.00	May 13, 2011
CTCS-383405	Materion Brush Inc.	Sck.Cne Belgium	$64,000.00	May 16, 2013

SCHEDULE 9.14

OTHER PERMITTED LIENS

See Schedule 9.12

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